UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 1, 2010
Date of Report (Date of earliest event reported)
PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)
875 Prospect Street, Suite 301
La Jolla, California 92037
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 389-3222
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information
Item 2.02 Results of Operations and Financial Condition
PICO Holdings, Inc. issued a press release on March 1, 2010 announcing its financial results for its fiscal year ended December 31, 2009. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
99.1	Press release of PICO Holdings, Inc. dated March 1, 2010 (financial results for the fiscal year ended December 31, 2009)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 1, 2010

PICO HOLDINGS, INC.
By:	/s/ James F. Mosier
James F. Mosier
General Counsel and Secretary

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